Exhibit 99.1

Investor Presentation February 2018

Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “hope,” “may,” “potential,” “upside,” “seek,” “continue,” and other similar expressions. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure of the parties to satisfy conditions to completion of the proposed Merger, including the failure of the Company’s stockholders to approve the proposed Merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; changes in the business or operating prospects of the Company or its businesses; changes in health care and other laws and regulations; the impact of the announcement of, or failure to complete, the proposed Merger on our relationships with employees, customers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Additional Information and Where to Find It The Company has filed with the SEC a definitive proxy statement in connection with the proposed Merger. We urge investors and security holders to read the proxy statement since it contains important information regarding the proposed Merger. You may obtain a free copy of the proxy statement and other related documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement and other documents filed by the Company with the SEC relating to the proposed Merger for free by accessing the Company’s website at www.kindredhealthcare.com by clicking on the link for “Investors,” then clicking on the link for “SEC Filings.” Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. You may find additional information about Kindred’s directors and executive officers, including information regarding the interests of these directors and executive officers in the proposed merger, in Kindred’s definitive proxy statement, which was filed with the SEC on February 21, 2018. You can obtain free copies of these documents from the Company using the contact information above. 1

Table of Contents 1 Overview of Transaction 2 Robust 18-Month Strategic Review and Exploration of Interest 3 Operating, Regulatory and Reimbursement Headwinds and Risks

Overview of Transaction

Transaction Delivers Superior Risk-Adjusted Value to Kindred Stockholders TPG Capital (“TPG”), Welsh, Carson, Anderson & Stowe (“WCAS”) and Humana Inc. (“Humana”) (collectively the “Consortium”), to acquire Kindred for $9.00 per share in cash ïƒ¼All cash offer at a significant 27% premium to Kindred’s 90-day volume weighted average price (“VWAP”)(1) ïƒ¼Concludes robust strategic review process to maximize value, involving 15 financial sponsors and 3 strategic parties ïƒ¼Results in superior risk-adjusted value and certainty to all other evaluated opportunities including the standalone plan ïƒ¼Provides certain cash value in a challenging operating, regulatory and reimbursement environment compounded by Kindred’s high financial leverage ïƒ¼Unanimous approval from Kindred’s Board of Directors(2) ___________________________ Note: 1. VWAP as of December 15, 2017, the last trading day prior to news reports regarding a potential transaction. 2. Sharad Mansukani recused himself from this process due to existing relationship with TPG. 2

Offer Premium in Precedent Transactions $9.00 per share all cash offer represents a 27% premium to Kindred’s 90-day VWAP(1) Precedent healthcare services transactions between $3B and $10B with all cash consideration(2) 50.3% 43.8% 29.9% (4) 27.0% 27.6% Median: 21.9% 20.0%(3) 21.9% 19.2% 17.4% 9.1% 19-Dec-2017 09-Jan-2017 09-Jan-2017 31-Oct-2016 09-Aug-2016 27-Oct-2015 04-Aug-2015 21-May-2015 30-Mar-2015 12-Jan-2015 All cash offer delivers a significant premium ___________________________ Source: Company filings, Wall Street Research, Bloomberg and FactSet. 1. VWAP as of December 15, 2017, the last trading day prior to news reports regarding a potential transaction. 2. Implied premiums paid on precedent transactions based on 90-VWAP to the earlier of: unaffected 3 or announcement date. 3. Based on pre-rumor date of 10/3/16. 4. Unaffected price based on 4/21/15 close, the day prior to rumors that the company was looking for a potential buyer.

Now Is the Right Time to Enter into a Transaction to Maximize Stockholder Value Transaction removes risk and volatility from stockholders related to: • Reimbursement uncertainty — Further headwinds from potential Medicare rate reductions as “pay-for” tax cuts • Financial leverage • Challenging operating environment Transaction monetizes home health and hospice assets during a period of record valuations • These valuations are exposed to possible downward revision given significant reimbursement cuts for post-acute providers signaled by the President’s budget proposal, released on February 12, and tax reform Significant near- to intermediate-term debt maturities that require refinancing, potentially in a rising interest rate environment • Transaction eliminates this overhang for stockholders 4

Now Is the Right Time to Enter into a Transaction to Maximize Stockholder Value (continued) After completing restructuring initiatives and transactions aimed at increasing stockholder value, Kindred’s stock price remained depressed and volatile • Skilled nursing divestiture, cost reductions, as well as lease and insurance restructurings Kindred faces persistent labor cost pressure, especially in a full-employment environment Kindred’s high leverage: • Amplifies impact of reimbursement and operational headwinds and risks • Significantly constrains ability of Kindred to pursue opportunities • Negates near-term benefits from federal tax reform 5

Wall Street Research Commentary Following Q3 2017 Earnings Release After reporting Q3 2017 results, the median 12-month price target for Kindred was $8.00 per share from 6 Wall Street analysts —November 7, 2017 —November 7, 2017 “Home health needs to grow, …As this segment is the single biggest contributor to “Our $7.50 PO represents 7.9x 2018E EBITDAR minus MI estimate PF the $280m cash EBITDAR, it’s important KND get it right and start growing this business again. We’re from the insurance sub used for debt paydown in Oct 2017. The multiple would be at not bashing, we’re saying…We’re leaving our PT unchanged at $7.50, along with our the high end of the historical valuation range (5.5x-8.0x)…The business post the Neutral rating. There still isn’t a clear strategy here other than survival. While that’s Gentiva acquisition should generate better cash flows and is better positioned if laudable, in our view, it’s not the basis of a Buy rating.” payment models move towards bundled payments. However, we remain concerned about the risk of additional reimbursement pressure with post-acute providers most “Between the September and October moves of cash from sub to parent, KND at risk. In addition, even after the SNF business sale, KND remains highly levered.” generated $281mm of cash and used that cash to repay its $900mm ABL in full…On the flip side, this is a one-time strategy for the bulk of the cash it can generate, even if there is some forward upside at much more modest levels.” —November 8, 2017 —November 19, 2017 “Home Health segment achieved modest topline growth, though margins declined on “We expect the share price and earnings to remain volatile as the company tries to storm disruption and payor mix shift from Medicare to managed care and restructure its balance sheet and reposition its various business lines.” commercial.” “We see Kindred having challenges on several fronts of its business. Its home health “SNF exit remains on track for completion by year-end, with 75% of the platform and hospice business, which was the engine for growth, may be constrained while divested to date...The company also remains on track with parallel initiatives, downside risk remains in its hospital business, where new patient criteria is including the removal of $100MM of SNF-related costs by year-end.” constraining volumes and pressuring margins on negative mix shift and longer length of stay.” —November 6, 2017 —November 7, 2017 “[Kindred at Home] segment core EBITDAR was down 4.9% to $101 mln as a result of “While we appreciate the diversification strategy that KND’s management has the Hurricanes and patient mix shift in home health from Medicare to managed care pursued…we remain cautious with respect to the EBITDAR impact of Medicare’s new and commercial patients.” LTAC admission criteria (2016-18). In addition, we believe CMS’s BPCI program and “Hospital revenues were down $86 mln (14.6%) Y/Y to $503 mln primarily due to the joint replacement bundled payment demonstration are only the beginning wave of sale/closure of 21 LTACs (accounting for $70 mln of the decline), the hurricanes ($2.8 value purchasing initiatives that will pressure admissions and/or length-of-stay on mln), the impact of LTAC patient criteria, and lower volumes.” LTACs and IRFs.” “Our price target is unchanged at $9.” ___________________________ Source: Wall Street Research. 6 Permission to use quotations neither sought nor obtained.

Wall Street Research Commentary Following Transaction Rumors and Announcement After WSJ Rumors on 12/17/2017, 5 Wall Street analysts provided reports on the Transaction —December 18, 2017 —December 18, 2017 “…Updating our SOTP for our current segment estimates and better multiples in HH and rehab (HHGM went away, rehab doing well) as baseline comp multiples have “We note that while $9/share only represents a 5% premium to Friday’s close, it improved, we (lo and behold) get to $9.00, consistent with the WSJ’s $9.00.” represents a significantly higher premium to the $6 range KND’s stock was trading in prior to reporting Q3 results.” “…We’d be grateful to get [the $9 offer price] given that Medicaid/Medicare cuts may be looming to pay for tax reform.” “We are moving to No Rating on KND, as we believe that the stock is no longer trading on fundamentals.” “Splitting the company makes sense to us, especially as KND in our view never really was able to articulate a reason to stay together (no incremental volume seems to be flowing from IRFs to HH, for example) after bundling took its toll on SNFs.” “If [the transaction] doesn’t happen, we think the company is likely still only worth —December 19, 2017 $7.50. But the split seems so compelling to us that we’ll assume the parties figure it all out.” “We raise our price target to $9 from $8.50, and believe management has obtained maximum value here.” “Given the complexity of the strategic and financial transaction and the size of the enterprise (and transaction costs) relative to the equity, we do not see any realistic opportunity for shareholders to get a higher price.” —December 18, 2017 “Given the reported duration of these discussions and KND’s ongoing operating difficulties, we do not envision a superior bid emerging.” “The reported $9/share price and $4bn EV valuation equates to ~8x our 2018 EBITDA estimate, which may seem disappointing to those that ascribe 12x or more to —December 18, 2017 HHA/hospice operations, but the price may be impacted more by the outlook for KND “So in short – we can see it both ways – $9 per share seems fair in the context of the LTAC segment and the adverse capital structure (with~$300m of annualized rent substantial Medicare reimbursement challenges the company must navigate over expense). Valuing KAH/LTAC/Rehab at 10/7/7x and capitalizing rents at 8x yields an the next 12-18 months while conversely $9 might also seem very low one year from equity value of ~$9-10/share.” now if management executes on its 2018 financial outlook.” ___________________________ Source: Wall Street Research. 7 Permission to use quotations neither sought nor obtained.

Robust 18-Month Strategic Review and Exploration of Interest

Robust Strategic Review to Maximize Value Rigorous ï,— Board of Directors / Transaction Committee met 20+ times between December 2016 and December 2017 Governance to evaluate strategic alternatives Processï,— Process was led by a Transaction Committee comprised of 4 non-executive directors, Phyllis Yale (Chairman of the Board), Paul Diaz, Joel Ackerman and Richard Goodman(1) ï,— Retained financial and legal advisors to assist in the evaluation of alternatives and conduct a sale process Expansive ï,— Kindred received inbound interest from a potential buyer in November 2016 following the announcement Outreach of the planned divestiture of the SNF business to Buyersï,— Subsequently, the Company and its advisors contacted or received inbounds from 15 financial sponsors and 3 strategic parties ï,— Received 6 preliminary non-binding proposals for a potential acquisition of Kindred — Of those, only the proposal from the Consortium materialized into a credible alternative ï,— Reviewed 20+ alternatives, including divestitures, spin-offs, acquisitions, capital raises and maintaining Alternatives status quo Reviewed ï,— Significant bond breakage (>$120mm(2)) and refinancing costs, taxes, dis-synergies and other potential friction and transaction costs substantially reduced the attractiveness and value of other alternatives ï,— Certain limitations under Kindred’s leases added potential complexity and cost Publicly ï,— News media reported rumors of a potential sale of Kindred in April 2017 Speculated ï,— No additional bidder emerged in the 8 months following the rumor Process ___________________________ 1. Overview of Board members provided on page 18. 2. Based on implied cost as of 12/18/17. 8

Key Structural Considerations in Evaluation of Alternatives Kindred’s Board reviewed the following factors extensively in order to assess their impact on value proposition and feasibility: ï,— Capital constraints limit opportunity to pursue more aggressive growth strategies Capital Structureï,— Pursuing various sale or spin-off alternatives could trigger significant debt breakage costs in addition to costs and uncertainty associated with issuing new financing ï,— Separation of certain business lines would likely result in material tax leakage Tax Positionï,— No near-term benefit from federal tax reform expected given Kindred’s leverage profile ï,— Separation of business lines may require consents and / or payments under Kindred’s leases Facility Lease Obligationsï,— Lease obligations further constrain flexibility and reduce the attractiveness of certain alternatives ï,— Potential revenue and cost dis-synergies from separation of Kindred business lines Other ï,— Risk around valuation and trading of Kindred following divestiture of certain business lines ï,— Parties that had expressed interest in a transaction have since dropped out The Board considered these key structural factors in its review of strategic alternatives… 9

Broad Range of Alternatives Considered by the Board ï,— Delivers premium and certainty of value to stockholders Sale of Entire Companyï,— Removes exposure to near-term regulatory uncertainty and financial volatility Sale or Spin of ï,— Significant dis-synergies likely from separation, which coupled with considerable transaction leakage (i.e. One or More tax, refinancing), erodes value that would be delivered to stockholders Business Linesï,— Increases financial risk at remaining Kindred business if cash proceeds used for debt repayment are unable to offset dis-synergies and loss of earnings ï,— Material doubts exist around the feasibility given regulatory, tax and capital structure related factors Reverse ï,— High leverage, dis-synergies and uncertainty around trading of remaining Kindred business would further Morris Trust limit attractiveness of any benefits realized Financial wï,— Issuing equity would help delever, but the resulting dilution to existing stockholders and limited market Deleveraging depth would make it uneconomical to raise meaningful levels of cash Alternativesï,— Historical trading volatility and near-term headwinds on broader sector further reduce viability ï,— Stockholders remain exposed to elevated levels of stock price volatility stemming from high leverage and Continuing as challenging operating, regulatory and reimbursement environment Standalone Company ï,— Capital constraints limit means to pursue attractive opportunities …and concluded that the transaction with the Consortium delivers superior value and certainty to all other evaluated opportunities 10

Transaction is the Culmination of a Thorough Process Kindred undertook an 18-month review of alternatives Kindred Stock Price Performance Significant Kindred / Industry Event Quarterly Earnings Announcement Board of Directors / Transaction Committee Meeting (21 meetings in total) N F G $9.00 Offer A E D H L B I M C J K ï,— 11/7/16: Announced Q3’16 earnings and ï,— F 5/3/17: Reported Q1’17 earningsï,— K 11/6/17: Announced $281mm of cash A intent to exit SNFs generated from insurance restructuring Gï,— 7/25/17: CMS announced proposed Home ï,— B 11/14/16 Announced an agreement with Health Groupings Model (“HHGM”)ï,—L 11/16/17: Almost Family and LHC Group Ventas to facilitate SNF exit announced merger Hï,— 8/3/17: Reported Q2’17 earnings; ï,— C 11/28/16: Received proposal from financial withdrew 2017 earnings guidance Mï,— 12/6/17: Optum announced acquisition of sponsor DaVita Medical Groupï,— I 11/1/17: CMS announced HHGM proposal Dï,— 2/27/17: Reported Q4’16 earnings will not be finalized for 2019ï,— 12/19/17: Announced sale to TPG, WCAS N and Humanaï,— E 4/19/17: Mergermarket reported rumors ï,— J 11/6/17: Announced Q3’17 results; of a potential sale lowered 2018 earnings guidance ___________________________ Source: Company filings, Wall Street research, Mergermarket and FactSet. 11

Operating, Regulatory and Reimbursement Headwinds and Risks

Provides Certain Cash Value in Challenging Operating Environment Board taking proactive steps to maximize value in light of risks and uncertainty ï,— Uncertainty and wide range of potential outcomes Reimbursement Headwindsï,— High stock price volatility while transitioning businesses to new reimbursement environments ï,— Increased uncertainty and risk due to projected federal budget deficits arising from tax reform and President’s budget proposalï,— Potential for deteriorating payor mix with Medicare Advantage penetration ï,— Labor-intensive business model at risk of further margin pressure from wage inflation due to caregiver Labor Pressures shortages in an economy already experiencing abnormally low levels of unemploymentï,— Salaries, wages and benefits related to patient care represent ~55% of revenue(1) ï,— Kindred’s balance sheet constrains its ability to pursue attractive opportunities Capital Structureï,— Current net leverage of 6.3x LTM Adj. Core EBITDA(2,3) is higher than most peers ï,— High leverage increases volatility of Kindred’s stock price and increases vulnerability to adverse economic and industry conditions and other factors impacting performanceï,— Entering period in which components of capital structure will need to be refinanced ï,— Strategic divestitures / repositioning initiatives may involve near-term earnings dilution and volatility Strategic Transformation ï,— Existing capital structure and leases could result in significant friction costs / Portfolio Optimization Complex ï,— Focus on potential downside risks has hindered Kindred’s long-term strategic repositioning Business Modelï,— Multiple lines of business with different drivers and reimbursement outlooks add complexityï,— Post-acute care industry faces volume challenges, especially with Medicare Transaction eliminates stockholders’ exposure to rapidly evolving operational, regulatory and reimbursement environment ___________________________ 1. Based on results reported for 9 month period ending 9/30/17 (Q3 2017) and exclude any labor-related expenses reflected in general & administrative line item (“G&A”). 2. Net leverage is defined as the ratio of (i) reported debt, including both the long term and current portions, less cash and cash equivalents, each as of September 30, 2017, adjusted to reflect $251 million of cash proceeds from the Company’s insurance restructuring initiative received in the fourth quarter of 2017, divided by (ii) LTM Adj. Core EBITDA. 3. LTM Adj. Core EBITDA is defined as reported core earnings before interest expense, income taxes, depreciation and amortization, all for the trailing twelve month period ended September 30, 2017, adjusted to add back $3 million of LTACH closure costs and $16 million of estimated hurricane impact reported in the period, plus an additional $20 million to retroactively reflect the estimated full-year benefit of overhead 12 reductions associated with divestiture of the Company’s Skilled Nursing Facility business, which were primarily implemented in the fourth quarter of 2017.

Regulatory Environment Remains Pressured Persistent reimbursement headwinds for all post-acute care providers as policymakers seek to lower Post-Acute growth in post-acute care spending and reduce variation in post-acute care costs Reimbursement Continued pressure to reduce post-acute care utilization from Medicare Advantage payers, ACOs Headwinds and bundle holders Post-acute care providers are compelled to position themselves as the lowest-cost solution and demonstrate better-quality outcomes versus peers MedPAC’s latest recommendation to Congress for post-acute 2019 rates includes the following: MedPAC’s Latest — LTACH payment update eliminated (implies reduction in rate) Recommendation — Home Health payment rates reduced by 5% to Congress — Hospice rate update eliminated (implies reduction in rate) — Medicare IRF PPS rates reduced by 5% MedPAC further proposes to base payments on a mix of setting-specific weights and unified post-acute care weights in FY19 for all post-acute care providers As a result of sequestration, Medicare would face a 4% cut which equates to $25 billion in the first Tax Reform year, according to a report by the nonpartisan Congressional Budget Office(1) Potential Impact to Medicare & Annual amount could increase in subsequent years depending on the size of the deficit and Medicaid Medicare’s budget On December 6, 2017, House Speaker Paul Ryan discussed tackling the debt associated with tax reform by stating, it’s the health care entitlements that are the big drivers of our debt, so we spend more time on the health care entitlements — because that’s really where the problem lies ___________________________ Source: Wall Street Research, MedPac, The Wall Street Journal. Permission to use quotations neither sought nor obtained. 1. Per CBO report by Keith Hall on 11/13/2017. 13

Regulatory Environment Remains Pressured (continued) President’s budget proposal, released February 12, proposes reductions in Medicare payments to each of Kindred’s — February 12, 2018 segments • Would lower annual Medicare increases to home health agencies, inpatient “We remain cautious on the group with government spending rehab and long-term care hospitals for fiscal years 2019 through 2028 pressures coming on top of moderating volumes, payor mix worsening, and labor cost inflation…The budget calls for repealing the • Would move to a unified post-acute care payment system, based on the ACA while at the same time reducing the uncompensated care episode of care and patient characteristics payments, creating a double headwind for hospitals…The proposal • Overall, projects ~$100 billion reduction in Medicare payments to PAC calls for a unified post-acute payment system based on patients’ providers from 2019 through 2028 clinical needs rather than site of care to be implemented in FY2024…This would imply a 10% cut to the combined Medicare spending on skilled nursing facilities (SNFs), home health, inpatient rehabilitation facilities (IRFs), and long term care hospitals (LTCHs).” Federal budget, passed on February 8, confirms Kindred’s outlook on Medicare rates • Home Health: Legislated a 30-day unit of payment (with some guard rails for budget neutrality); extended rural Home Health add-on; reduced market basket in 2020 (resulting in ~$3.5 billion cut in Medicare payments over 10 — February 9, 2018 years) • Impact: Neutral to Kindred’s existing estimates of Home Health Home health industry “will also face a reduction to its 2020 market payments basket, with a 1.5% market basket mandated compared to the typically • LTACs: Extended the LTAC site neutral blended rate for 2 years, offset by a 2.5% benefit normally received. This amounts to a much larger $3.5B cut because of the perpetual impact of the cuts.” significant cut to the site neutral rate each year from 2018 to 2026. The Department of Defense reduced LTAC rates for TriCare patients through “Home health providers will also see the Home Health Groupings regulation Model (HHGM) implemented in a budget-neutral way starting in 2020.” • Impact: The upside to the LTAC blended rate extension is offset by the cut to site neutral rates as well as the Department of Defense TriCare regulation, so the budget legislation is neutral to Kindred’s estimates of LTAC payments ___________________________ Source: Wall Street Research. 14 Permission to use quotations neither sought nor obtained.

Reimbursement and Operational Overhang Impact Financial Performance Significant challenges to forecasting: Difficult operating environment to persist over the foreseeable future with reimbursement challenges expected across all segments Reimbursement changes in the form of rate cuts are challenging to mitigate without accompanying structural / methodology changes Rate cut impact to earnings magnified by low net margin profile Potential wage inflation due to caregiver shortages in a full-employment environment Contextualizing Hypothetical Impact of Reimbursement Cuts and Wage Inflation to LTM Adj. Core EBITDA at 9/30/17(1,2,3) $ in millions Illustrative Headwind – 6.7% 10.3% 13.4% as % of LTM Adj. Core EBITDA at 9/30/17(3) $468 $437 $420 $406 LTM Adj. Core 1.0% Medicare Cut 1.0% Medicare Cut & 2.0% Medicare Cut EBITDA @ 9/30/17(3) Across All Segments 0.5% SWB Inflation Across All Segments ($31mm Headwind)(4) ($48mm Headwind)(4,5) ($63mm Headwind) (4) Net Leverage(6) 6.3x 6.7x 7.0x 7.2x ___________________________ Source: Company filings. 1. Assumes 100% of revenue impact to reported core earnings before interest, income taxes, depreciation and amortization (EBITDA). 2. Excludes impact of LTACH Phase II Criteria. 3. See definition of LTM Adj. Core EBITDA on page 12, note 3. 4. Illustrative sensitivity case due to sequestration. Impact based on YTD 3Q17 Medicare payor mix before eliminations (52% of total) applied to LTM revenue at 9/30/17. 5. Inflation impact based on YTD 3Q17 salaries, wages, and benefits expense, excluding any labor-related expenses reflected in general & administrative line item (G&A), equal to 55% of revenue applied to LTM total revenue at 9/30/17. 15 6. See definition of Net leverage on page 12, note 2.

High Leverage Drives Meaningful Volatility to Stockholders Kindred remains levered in excess of 6x, despite the infusion of near-term liquidity from its insurance restructuring Kindred Net Leverage Ratios Leverage ratios have increased 6.3x following acquisition of Gentiva primarily due to reimbursement 5.6x headwinds in LTACH business 5.0x Given Kindred’s existing leverage profile and resulting interest expense, no near-term benefit is expected from federal (1) (2) (3) tax reform 2015 FY 2016 FY LTM @ 9/30/17 Overview of Upcoming Maturities(4) $ in million Upcoming maturity wall in successive ABL Facility Availability (5) Term Loan $1,313 years requires Kindred to refinance in short to medium term 8.000% Notes 6.375% Notes $900    8.750% Notes $750 $600    $500 Prior to sale process rumors, Kindred’s notes traded at significantly higher yields / discount to par, suggesting increased borrowing costs to come 2018 2019 2020 2021 2022 2023 ___________________________ Source: Company filings and Bloomberg data. 1. Net leverage is defined as the ratio of (i) reported debt, including both the long term and current portions, less cash and cash equivalents divided by (ii) Core EBITDA as originally reported, plus the January 2015 core EBITDA results of Gentiva, the period prior to the completion of the Gentiva acquisition. 2. Net leverage is defined as the ratio of (i) reported debt, including both the long term and current portions, less cash and cash equivalents divided by (ii) Core EBITDA as originally reported. 3. See definitions for net leverage and LTM Adj. Core EBITDA on page 12, notes 2 and 3. 4. All debt balances as of 9/30/17 except the ABL facility, which has been adjusted to reflect $251 million of cash proceeds from the Company’s insurance restructuring initiative received in the fourth quarter of 2017. 16 5. Reported ABL facility balance of $156mm as of 9/30/17 adjusted to reflect pay down from $251 million of cash proceeds from the Company’s insurance restructuring initiative received in the fourth quarter of 2017.

Roadmap to Completion ïƒ¼Secured fully underwritten financing on signing ïƒ¼Hart–Scott–Rodino(“HSR”) waiting period expired February 20, 2018 ïƒ¼Fileddefinitive proxy statementï±Obtain stockholder approval at special meeting on March 29, 2018ï±Obtain state regulatory approvalsï±Expected to close transaction in Summer 2018 17

Transaction Delivers Superior Risk-Adjusted Value to Kindred Stockholders ïƒ¼All cash offer at a significant 27% premium to Kindred’s 90-day VWAP(1) ïƒ¼Concludes robust strategic review process to maximize value, involving 15 financial sponsors and 3 strategic parties ïƒ¼Results in superior risk-adjusted value and certainty to all other evaluated opportunities including the standalone plan ïƒ¼Provides certain cash value in a challenging operating, regulatory and reimbursement environment compounded by Kindred’s high financial leverage ïƒ¼Unanimous approval from Kindred’s Board of Directors(2) ___________________________ Note: 1. VWAP as of December 15, 2017, the last trading day prior to news reports regarding a potential transaction. 2. Sharad Mansukani recused himself from this process due to existing relationship with TPG. 18

Kindred Board Recommends that Stockholders Vote to Approve the Transaction ï,— The Kindred Board strongly believes that now is the right time to consummate a transaction in the face of significant downside risks in continuing as a standalone public company, especially considering Kindred’s high leverage and pending debt maturitiesï· The challenging operating, reimbursement and regulatory environment and the unique dynamics for each of Kindred’s businesses introduce significant downside risks ï,— The transaction concludes a robust, 18-month strategic review process during which the Board considered a broad range of options and Kindred’s outside financial advisors contacted 18 potentially interested strategic and financial parties, 16 of which signed confidentiality agreements ï,— The Kindred Board ultimately determined that the $9.00 per share all-cash transaction maximizes value for stockholders by providing superior risk-adjusted value and certainty to all other evaluated opportunities Your Vote Is Important, No Matter How Many Shares You Own! g If you have questions about how to vote your shares, please contact: 105 Madison Avenue, New York, New York 10016 Call Collect (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com 19

Appendix

Kindred’s Board of Directors Kindred has an experienced and diversified board of directors Phyllis Yale* Joel Ackerman* Paul Diaz Richard Goodman* ï,— 8 years on Kindred’s Board, 3ï,— 9 years on Kindred’s Boardï,— 16 years on Kindred’s Boardï,— 4 years on Kindred’s Board years as Chairï,— CFO, DaVitaï,— Former Executive Vice ï,— Director, Adient, The ï,— Advisory Partner, Bain & ï,— Chairman & Former CEO of Chairman and CEO of Kindred Western Union Company, Company Champions Oncology ï,— Director, DaVita Toys ”R” Us ï,— Chairman, Blue Cross Blue ï,— Former Senior Portfolio Fellow ï,— Partner, Cressey and Companyï,— Former EVP of Global Shield of Massachusetts with the Acumen Fundï,— Director, Performance Health Operations, PepsiCoï,— Director DaVitaï,— Former Managing Director and ï,— Former CFO, PepsiCoï,— Former Director, ValueOptions, Head of Healthcare Services, ï,— Former Director, Johnson National Surgical Hospitals Warburg Pincus Controlsï,— Former Director, Coventry Health Care Ben Breier Jonathan Blum* Heyward Donigan* Christopher Hjelm* ï,— 9 years on Kindred’s Boardï,— 4 years on Kindred’s Board ï,— 3 years on Kindred’s Boardï,— 6 years on Kindred’s Board ï,— Former Chief Global Nutrition ï,— President, CEO & Director, ï,— President, CEO, Kindredï,— EVP & Chief Information Officer, Yum! Brands Vitalsï,— Former Chief Operating Officer, Officer, The Kroger Co. Executive Vice President, ï,— Former SVP & Chief Public ï,— Director, NxStage Medicalï,— Director, Arcode Software President of Hospital Division, Affairs Officer, Yum! Brandsï,— Former President, CEO & ï,— Director, Thornton’s Solutions Director, ValueOptions President of Rehabilitation ï,— Former Director, RehabCareï,— Former EVP & Chief Marketing Division, Kindred Officer, Premera Blue Cross Group Fred Kleisner* Sharad Mansukani (1) Lynn Simon* ï,— 9 years on Kindred’s Board ï,— Director, Ashford Hospitality Trust, ï,— 2 years on Kindred’s Board year on Kindred’s ï,— 1 Board Playtime LLC, Aimbridge Hospitality, ï,— Senior Advisor, TPG ï,— President, Clinical Operations and Athora Holdings Bermudaï,— Director, Surgical Care Affiliates, ï,— Former President, CEO & Director, Chief Medical Officer, Community Immucor, IASIS Healthcare Morgans Hotel Group Health Systemsï,— Former Director, Envision ï,— Former Director, Caesars Entertainment, ï,— Former President, Clinical Services Pharmaceutical Services, IMS Health Innkeepers USA Trust, Apollo Residential and Chief Quality Officer, Community Holdings Mortgage Health Systems Transaction Committee Members * Independent Director ___________________________ 1. Sharad Mansukani recused himself from this process due to existing relationship with TPG. 20